UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 30, 2013

INTELLIGENT HIGHWAY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-181405	30-0680119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

8 Light Sky Court

Sacramento, CA 95828

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (916) 379-0324

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

As more fully discussed below in Item 4.02, on October 30, 2013, management of Intelligent Highway Solutions, Inc. (the “Company”) determined that the previously issued financial statements for the three month period and six month  period ending  June 30, 2013 contained in the Company’s Quarterly Report on Form 10-Q (“Quarterly Report”) for the period ended June 30, 2013 (as filed with the Securities and Exchange Commission on August 22, 2013) should no longer be relied upon because of the accounting treatment of accounts receivable and allowance for doubtful accounts balance in the Quarterly Reports and that those financial statements would be restated to make the necessary accounting adjustments.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 30, 2013, the Company’s management concluded that the previously issued financial statements contained in the Company’s Quarterly Report should no longer be relied upon because of the accounting treatment of certain non-cash items in the Quarterly Report and that those financial statements would be restated to make the necessary accounting corrections. During the Company’s review of the interim financial statements for the three and nine months ended September 30, 2013, the Company determined that the financial statements filed for the three and six months period ended June 30, 2013 (the “Financial Statements”) contained items that require correction pertaining to the accounting treatment of accounts receivable and allowance for doubtful accounts.

The Company has determined that the restatements of its Financial Statements resulted from a material weakness in its internal control over financial reporting, specifically related to accounting for factored accounts receivable and establishing an appropriate allowance for bad debt. The Company has been actively engaged in developing a remediation plan to address the material weakness. Implementation of the remediation plan is in process and consists of, among other things, training around accounting for factored accounts receivable in accordance with US GAAP and a more comprehensive analysis in determining an appropriate allowance for doubtful accounts.

The Company’s Board of Directors discussed with Sadler Gibb & Associates, LLC, the Company’s independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K.

The Company will restate the Financial Statements to correct the accounting treatment of certain items noted above and file amendments to the Quarterly Report with the Securities and Exchange Commission as soon as practicable.

The following tables show the impact that the restatement will have for the periods described below:

Three and Six Months Ended June 30, 2013

The Company has restated its results for the three and six months ended June 30, 2013 to appropriately reflect the accounts receivable and allowance for doubtful accounts balances as of and revenue for the three and six months ended June 30, 2013. The net effect on the revised statements of operations for June 30, 2013 are:

	As Reported	Adjustments	As Restated
Three months ended June 30, 2013:
Revenue	$291,247	$(241,924)	$49,323
General and administrative	274,199	(13,158)	261,041
Net loss	$387,436	$228,766	$616,202

Six months ended June 30, 2013:
Revenue	$912,477	$(241,924)	$670,553
General and administrative	455,057	(13,158)	441,899
Net loss	$618,393	$228,766	$847,159

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT HIGHWAY SOLUTIONS, INC.

Date: February 14, 2014	By:	/s/ Devon Jones
Devon Jones Chief Executive Officer

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